Exhibit 10(c)

                          LEASE of 2770, 2780 to SYTRON
            LEASE OF 35040 sf approx. of 2770 & 2880 INDUSTRIAL LN.,
                         BROOMFIELD, CO. to SYTRON INC.

This lease made and entered into this thirtieth day of June 1998, by and between the Robert Law Family Trust, hereinafter referred to as "Landlord" and SYTRON INC. of 2770 Industrial Lane, Broomfield, CO. hereinafter referred to as "Tenant."

     1. PREMISES: Landlord for and in consideration of all rents, covenants, agreements and conditions hereinafter set forth to be kept and performed by Tenant has this day and by these presents rents, leases, and lets unto Tenant the premises identified by FLOOR PLAN in Exhibit A attached hereto and incorporated herein by this reference consisting of approximately 35,040 square feet (the "Demised Premises") which are located in the building located at 2770 & 2780 Industrial Lane, Broomfield, Colorado ("the Building") . The Area occupied is 43% of the total building.

     2. TERMS OF LEASE: The term of this lease (the "Term") shall commence upon signing & ending 12/31/2002. The Tenant will be leasing both spaces at the rent schedule listed in item 3 below, 'RENT' . As a special consideration Sytron will pay 1/2 rent on 2780 [18,000sf] for the first three months of this lease. The Temporary tenant 'Fusion Specialties' will be allowed to stay in the space until 31 days after Sytron requests in writing to landlord that they be removed. All rent paid by Fusion Specialties will be collected and retained by landlord.

     3. RENT: Tenant agrees to pay as rent to Landlord at its address specified in this Lease, or at such other place Landlord may from time to time designate to Tenant in Writing, the following amounts for the periods indicated:

    Period                           Rental                       Rate/sf/yr.
    ------                           ------                       -----------
7/1/98 to 12/31/2002               $15,768/mo.                       5.40

In advance on the 1st day of each and every calendar month during the Term hereof, starting the first day Tenant moves into new space. The 1st months rent will be prorated if tenant moves in mid-month.

     Rent is due on the first (1st) day of each calendar month. In the event that rent is received by Landlord after the fifth day of the month for any reason this will be a material breach of the lease and a 10% late fee(l0% of monthly rent) will be assessed to be paid with the rent. Failure to pay this late fee will also be a material breach of the lease. Further 1.5% per month will be charged on all
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                          LEASE of 2770, 2780 to SYTRON

uncollected back charges. The Rent for any partial month to be paid hereunder shall be prorated for the portion of the month the Demised Premises are occupied by Tenant. The last month's Rent shall be due and Payable on or before 11/31/2003


     3.5 TAXES:
     Tenant shall pay, as additional rent hereunder, all prorated increases in general property taxes and increases in insurance premiums of Landlord paid for general liability, hazard, fire and extended coverage insurance under Paragraph 5 hereof, over the base year of 1998 for general property taxes ("Base Tax Rate") and base year of 1998 for insurance, for therDemised Premises. Such increases in general property taxes and insurance premiums shall be paid by Tenant to Landlord each year within 30 days following receipt of Landlord's notice to Tenant of such increases, prorated for Tenant's use of above stated percentage of the total building.

     4. LIMITATION of USE of PREMISES: During the term of this Lease, the Demised Premises shall be used and operated only for the purposes of engineering, development, marketing, sales, & manufacture of security devices together with such other activities as tenant shall reasonably engage. Provided, however, no change in the use of the Demised Premises from that set forth above shall be made without the prior written approval and consent o4 the Landlord. Tenant will not use or permit any person to use said Demised Premises or any buildings situated upon the Demised Premises at any time, for any purpose in violation of the laws of the United States, the State of Colorado, or the Ordinances of the City of Broomfield, Colorado. Tenant shall keep said Demised Premises and improvements at any time situated thereon, and every part thereof in a clean condition and in a good state of repair, and shall comply fully with all laws and regulations relating to health and safety, applicable to the real property upon which the Demised Premise is located.

     Tenant to have the right to park two storage trailers in a area designated by the Landlord, provided that they put blocks under the front dollies of the trailers to prevent damage to the asphalt. This trailer parking may have to come out of the parking that is designated for Sytron.

     5. INSURANCE: Landlord shall maintain general liability insurance and hazard, fire and extended coverage insurance on the Building throughout the Term based on

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                          LEASE of 2770, 2780 to SYTRON

replacement value from a licensed casualty insurance company authorized to do business in the State of Colorado and approved by Landlord in Landlord's sole discretion. The general liability hazard, fire and extended coverage insurance shall be at Landlord's expense except that Tenant shall pay for all prorated increases in premiums for such coverage attributable to the Demised Premises as occupied by Tenant as set forth in Paragraph 3. At the beginning of this lease term, the insurance premium on the Demised Premises is 43% of $3014. Landlord shall notify Tenant in writing of any increases in its insurance costs for the Demised Premises by delivering to Tenant a copy of any notice of increase that Landlord receives from its insurance carrier with the notice of Increases provided for in paragraph 3 of this Lease. Such insurance to be obtained by Landlord shall not cover the contents of the Demised Premises, and Tenant shall be responsible for insuring such contents. The parties hereby waive all rights of subrogation against one another, and agree to execute whatever other documents are reasonably required to carry out this mutual waiver of subrogation. Tenant shall at all times during the Term keep in effect public liability insurance and property damage insurance with bodily injury coverage in the names of and for the benefit of Tenant and Landlord (as an additional named [insured] with limits as follows:

        Bodily Injury:                 $1,000,000 each person

                                       $3,000,000 each accident

        Property Damage:               $1,000,000 aggregate or each
                                                  occurrence

Such insurance may, at Tenant's election, be carried under any general blanket coverage of Tenant. A certificate of insurance acceptable to Landlord shall be tendered by Tenant and provided to Landlord not less than fifteen (15) days after the execution of this lease. Each original policy or a certified copy thereof, or a certificate of the insurer evidencing insurance carried with proof of payment of the premium by Tenant will be deposited with Landlord within ten
(10) days after execution of the lease. Tenant shall have the right to settle and adjust all liability claims and all claims against the insuring companies, but without subjecting Landlord to any liability or obligation.

     6. INDEMNIFICATION of LANDLORD: Tenant hereby agrees to indemnify and hold harmless Landlord from any and all claims of any kind or nature arising from the Tenant's use of the Demised Premises during the Term hereof. Tenant

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                          LEASE of 2770, 2780 to SYTRON

hereby waives all claims against Landlord for damage to goods, wares or merchandise or for injury to persons in and upon the Demised Premises from any cause whatsoever, except such as might result from the negligence of Landlord to perform its obligations hereunder within a reasonable time after notice provided to Landlord in writing by the Tenant requiring such performance by the Landlord. Notice will be delivered to 1045 Emerald, Broomfield, CO, 80020 by certified mail.

     7. MAINTENANCE: Landlord agrees to maintain in good repair (i) the roof of the Building. (ii) the asphalt paved parking lot, and (iii) the existing landscaping adjacent to the parking lot. Tenant agrees to keep the exterior of the Demised Premise (including but not limited to the overhead doors, lighting, wall panels, windows, doors and dock assemblage) and all the interior(including without limitation all lights, windows, doors, plumbing, electrical, and carpet) of the Demised Premises, clean and in good repair at all times. Tenant shall maintain all EVAC that is for the benefit of the demised premises whether installed in the demised premises, on the roof, or outside the building. This shall not be limited to ordinary maintenance, all repairs of above outlined items are the responsibility of the tenant. Landlord shall not be obligated to make any repairs until reasonable written notice of the need of repair shall have been given to the Landlord by Tenant and after such notice is so given, Landlord shall have fifteen [153 business days to commence such repairs. Tenant agrees to replace all glass broken or damaged due to negligence of Tenant during the term of this Lease with glass of the same quality as that broken or damaged.

     Inspection of the demised premises may be made at any time deemed necessary by the Landlord; inspection to be performed by the Landlord or his designee with the tenant or his designee to make a list of all repairs required of the Tenant to maintain the space in as near as original condition as possible normal wear and tear accepted. The Tenant shall have thirty [30] days to complete these repairs to the reasonable satisfaction of the Landlord in a mutually agreed upon workmanlike manner. If the required repairs are not completed in the above time, and in a workmanlike manner, the Landlord has the right to contract with an outside contractor to effect the required repairs at the sole expense of the Tenant.

     a) All welding or noxious/toxic fume generation, if any, is to be done in City of Broomfield approved ventilated hoods or rooms.

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                          LEASE of 2770, 2780 to SYTRON

     b) All spray painting to be done in City of Broomfield approved ventilated hoods or rooms.

     c) The  building  shall be  returned to the  Landlord  in as like  ORIGINAL
CONDITION, excepting normal wear and tear, REGARDLESS of use to which the building is put during occupation by the tenant. The Landlord shall furnish a completed checklist of the specific condition of the demised premises to the Tenant at the beginning of the lease. At the end of the lease it shall be the sole responsibility of the tenant to return the demised premises to the landlord in the original condition, as noted above, excepting normal wear and tear.

     8. ERECTION and REMOVAL of SIGNS: Since Tenant already has signs for 2770 Industrial Lane no additional signs will be allowed on building.

     9. FIXTURES and EQUIPMENT: It is specifically understood and agreed that Tenant shall own any and all equipment and machinery, or any other property installed by Tenant, at its own expense, in or on said Demised Premises during the Term of this Lease, whether or not attached to the Building, and that said equipment or machinery may be removed from the Demised Premises by Tenant provided that all sums due hereunder to the landlord shall have been paid in full, and provided further that repairs necessary as the result of the removal of said machinery and equipment are made to return the Building to substantially the same condition it was in prior to the installation of said fixtures, equipment and machinery. Tenant shall not exercise the rights and privileges granted by this paragraph in such a manner as to damage or affect the structure or structural integrity or qualities of the Building. At the end of the lease period Tenant and landlord will go over building and agree as to what improvements made by tenant are to be removed, provided the tenant shall be solely responsible to return the premises to the Landlord in the same condition as when entered upon.

     10. ALTERATIONS TO THE PREMISES: Tenant shall have the right, at its sole expense, to make changes or alterations to the Demised Premises; subject to the Landlord's prior written consent and provided, however, that in all cases any such changes or alterations shall be made subject to the following conditions, which the Tenant agrees to observe and perform:

     a. No Structural Changes: No change or alteration shall at any time be made which shall impair

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                          LEASE of 2770, 2780 to SYTRON

     the structural integrity or soundness or diminish the value of the Building or the Demised Premises or disturb or interfere with the quiet enjoyment of any other tenants or lessees of the Building.

     b. Notice to Landlord: Tenant shall give the Landlord at least seven (7] days prior written notice of any proposed alteration and shall fully cooperate with Landlord in either (i) notifying proposed contractors of the landlord's non-liability therefor and, or (ii) posting notice of non-liability in a conspicuous place on the Demised Premises in accordance with Colorado law.

     c. Consent of Landlord: No changes or alteration shall be made inwolving an expenditure in excess of $500.00 without the prior written consent of the Landlord.

     d. Permits: No change or alteration shall be undertaken on the Demised Premises until Tenant shall have procured and paid for all required municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction. All plans and specifications relating to any changes or alterations shall be submitted to the Landlord for it's approval.

     e. Compliance With The Law: All work done in connection with any changes or alterations shall be done in a good and workmanlike manner and in compliance with all applicable building and zoning laws, and with other laws, ordinances, orders, rules, regulations, and requirements of all federal, state, and municipal governments and the appropriate departments, boards and officers thereof.

     f. Insurance: At all times when any change or alterations are in progress, there shall be maintained at tenants sole expense, adequate workers Compensation Insurance in accordance with the law or laws now or hereafter enacted governing all persons employed in connection with the contemplated change or alteration and general liability insurance for the mutual benefit of Landlord and Tenant, expressly covering the additional hazards due to the change or alterations in amounts reasonably prudent by industry standards for similar construction projects in the vicinity.

     g. Security Against Liens: Prior to the construction of any improvements, the repair or restoration of any improvements, or any work to be done upon the Demised

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                          LEASE of 2770, 2780 to SYTRON

Premises, Tenant shall furnish to the Landlord a bond of insurance protecting Landlord against mechanics' and materialmen's liens in an amount equal to the work which is to be performed at the Demised Premises, together with a performance and completion bond in an amount equal to the proposed cost of any improvements and labor. Landlord retains the right at any time and from time to time to enter upon the Demised Premises in order to inspect the progress of any alterations being made thereto by Tenant and to post any signs or notices disclaiming the Landlord's responsibility or liability for the payment of any mechanics' or materialmen's fees, or the furnishing of any labor or services to the Demised Premises. Tenant shall not permit any party to file any lien or claim against Landlord or its interest in the Demieed Premises on account of any such improvements or alteration for work done or supplies furnished to the Demised Premises at the insistence of the Tenant. In the event a lien or claim is filed against the Demised Premises, Tenant shall immediately cure and pay the amount of such lien or claim (including any costs) or in good faith diligently pursue the defense of any such lien or claim provided that Tenant shall first post with the Landlord adequate security (in the landlord's sole judgment) covering 125 percent of the amount of such lien or claim or, in the alternative, post a bond with the appropriate court in compliance with the Colorado law then in existence to cause the removal of the lien from such property.

     h. Failure on the part of the tenant to comply with any or all of the above mentioned conditions shall be deemed to be a material breech of this lease.

     i. A penalty of $500 will be assessed 7 days after notification if not cured for every violation of the above section 10 or any other infraction of this lease by the Tenant that the Landlord deems minor enough to not cancel the lease over.

     11. RIGHT of ENTRY of LANDLORD: The Tenant, at any time during the Term, shall permit inspection of the Demised Premises during reasonable business hours and upon reasonable notice by Landlord or by the Landlord's agents or representatives of the purpose of ascertaining the condition of the Demised Premises and in order that Landlord may make such repairs as may be required to be made by the Landlord under the terms of this Lease. Ninety (90) days prior to the expiration of this Lease, Landlord may post suitable notice on the Demised Premises that the same are "For Rent" and may show the Demised Premises to prospective tenants at reasonable times and upon reasonable notice to Tenant.


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                          LEASE of 2770, 2780 to SYTRON

     Landlord shall not, however, thereby unnecessarily interfere with the use of the Demised Premises by the Tenant.

     12. PAYMENT of UTILITIES: Tenant shall pay all charges for heat, gas, electricity, snow removal, and other public utilities used on the Demised Premises. Water and sewer used in processing manufacturing will be charged to Tenant. Landlord is to pay domestic water and sewer usage.

     13. PAYMENT of TAXES and OTHER ASSESSMENTS: Landlord shall pay, when they are due, the general real estate property taxes on the Demised Premises except that Tenant shall be responsible for increases over the Base Tax Rate as set forth in Paragraph 3. Tenant shall pay when due all general ad valorem personal property taxes upon Tenant's personal property or fixtures located upon the Demised Premises. Tenant shall further pay all other taxes, assessments, license fees or other charges during the Term of this Lease which may be imposed by any governmental authority by reason of Tenant's business within the Demised Premises during the Term. In the event that Tenant shall fail to pay any of said taxes when due, Landlord may pay the same pursuant to the provisions of Paragraph 14 hereinafter set forth. Tenant shall have the right, at Tenant's expense, in its or landlord's name, to contest the validity of any tax assessment which Tenant is required to bear, pay and discharge hereunder by appropriate legal proceedings instituted at least ten (10) days before the tax or assessment complained of shall become delinquent, if and provided Tenant, before instituting any such contest, gives Landlord written notice of its intention so to do, and if and provided further Tenant shall prosecute any such contest, tenant shall at all times effectually stay or prevent any official or judicial sale thereof, under execution or otherwise, and shall pay any final judgment enforcing the tax or assessment so contested and thereafter promptly procure and record satisfaction thereof.

     14. ASSIGNMENT and SUBLETTING: Neither this Lease nor any interest herein may be assigned by the Tenant voluntarily or involuntarily, or by operation of law, and neither all nor any part of the Demised Premises shall be sublet by the Tenant without the written consent of the Landlord. If Tenant is a corporation, the merger, consolidation, sale of substantially all of the assets, and sale of all or substantially all of the stock of Tenant shall constitute an assignment of this Lease foOthe purposes of this paragraph. If the Tenant is a partnership, sale or other transfer of 50 percent or more of partnership assets shall constitute an assignment of this lease for


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                          LEASE of 2770, 2780 to SYTRON

purposes of this paragraph. Any consent to assignment or subletting given by Landlord shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. If the Demised Premises is assigned or sublet by the Tenant, Tenant shall remain fully liable for this Lease and shall not be released from performing the terms, covenants and conditions set forth herein.

     15. NON-MONETARY DEFAULT: If Tenant shall default in the fulfillment of any of the covenants and conditions hereof, except default in payment of Rent or other monetary amounts due to Landlord hereunder, Landlord may, at its option, after five (5) days prior written notice to Tenant, make performance for Tenant and for that purpose advance such amounts as may be necessary to preserve or protect the Demised Premises. Any amounts so advanced or any expense incurred or sum of money paid by Landlord by reason of the failure of Tenant to comply with any covenant, agreement, obligation or provision of this Lease or in defending any action to which Landlord may be subject by reason of any such failure or for any reason, shall be deemed to be additional rent for the Demised Premises and shall be due and payable to Landlord on demand. The receipt and acceptance by Landlord of any installment of Rent or of any additional rent hereunder shall not be a waiver of any other rent then due to Landlord. If Tenant shall default in fulfillment of any of the covenants or conditions of this Lease (other that the covenants for the payment of Rent additional rent or other amounts) and any such default shall continue for a period of five (5) days after written notice provided to Tenant by Landlord, then Landlord may, at its option, terminate this Lease by giving Tenant notice of such termination and, thereupon, this Lease shall expire as fully and completely as if that day were the day definitely fixed for the expiration of the Term and the Tenant shall then quit and surrender the Demised Premises.

     16. INSOLVENCY of LEASE:
          a) Default in Rent: If tenant shall default in the payment of the Rent or additional rent as set forth in Paragraph 3 of this Lease or any provision thereof, or in making any other payment herein provided for, and any such default shall continue for 5 days, or if the Demised Premises or any part thereof shall be abandoned or vacated (except as a result of a casualty contemplated inParagraph 17), or if Tenant shall be dispossessed therefrom by or under any authority other than the Landlord the Tenant shall quit and surrender the Demised premises and a late charge of additional 10% of the payment will be paid by the tenant.

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                          LEASE of 2770, 2780 to SYTRON

If the payment is late beyond 30 days from the due date (1st of the month) the total balance, including late charges will be charged a 1.5% a month until the balance is paid in full.

          b) If the Tenant shall file a voluntary petition in bankruptcy, or if the Tenant shall file any petition or institute any bankruptcy act (or any amendment thereto hereafter made) seeking to affect its reorganization or a composition with its creditors, or if (in any bankruptcy proceedings) a receiver or trustee shall be appointed for Tenant or for the Demised Premises and not be discharged within thirty (30) days of such date of appointment, or if any proceeding shall be commenced for the reorganization of Tenant and be not dismissed within thirty (30) days from such date of such commencement, or if the lease hold estate created hereby shall be taken on execution or by any process of law, or if Tenant shall admit in writing its inability to pay its obligations generally as they become due, then Landlord may, at its option, terminate this Lease. Landlord or Landlord's agents and servants may immediately, or at any time thereafter, reenter the Demised Premises and remove all persons and property therefrom, pursuant to the Colorado Forcible Entry and Detainer Statue, without being, liable to indictment, prosecution or damage, therefor, Landlord may, in addition to any other remedy provided by law or permitted herein, at its option re-lease said Demised Premised on behalf of the Tenant, applying any moneys collected first to the payment of expenses of resuming or obtaining possession, and second to the payment of costs of placing the Demised Premises in rentable condition, and third to the payment of Rent or additional rent due hereunder, and any other charges due the Landlord as set forth in this lease. Any surplus remaining thereafter shall be paid to Tenant. Tenant shall remain liable for any deficiency in Rent or additional rent which shall be paid to Tenant upon demand therefor to Landlord. In the event that the Tenant breaches this lease by default for nonpayment or failure to comply with any other terms or conditions of this lease, then Landlord shall be entitled to recover costs including costs and reasonable attorney's fees, damages, injunctive or declaratory relief in addition to all other remedies otherwise provided by this agreement or Colorado law. In the event of termination of this Lease, Tenant shall be liable to the Landlord for the balance of the Rent due hereunder for the remaining term; however, Landlord shall make reasonable efforts to re-lease the Demised Premises and to mitigate its damages.

     17. FIRE or OTHER CASUALTY: Tf the Demised Premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair such damage


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                          LEASE of 2770, 2780 to SYTRON

and restore the Demised Premises without expense to Tenant, subject to delays due to adjustment of insurance claims, strikes, and other causes beyond Landlord's control. If such damage or destruction shall render the Demised Premises untenantable in whole or in part, the Rent shall be abated wholly or proportionately, as the case may be, until the damage shall be repaired and the Demised Premises restored and made tenantable. If the damage, destruction or taking shall be so extensive as to require the substantial rebuilding (i.e., cannot be made tenantable within 75 days from the damage or casualty) of the Demised Premises, Landlord or Tenant may elect to terminate this Lease by written notice given to the other party within ninety (90) days after the occurrence of such damage or destruction.

     18. SURRENDER of PREMISES: Tenant agrees to surrender the Demised Premises at the expiration or sooner termination of this Lease, or any extension thereof, in the same condition as at the commencement of this Lease, or as altered, pursuant to the provisions of this Lease. Nothing contained in this paragraph shall be deemed to alter or abridge Tenant's obligations under Paragraph 7 hereof.

     19. HOLDOVER: Should Tenant hold over the Demised Premises or any part thereof after the expiration of the Term of this Lease, unless otherwise agreed in writing such holding over shall constitute a tenancy from month to month only, and Tenant shall pay as monthly rental the then reasonable value of the use and occupation of the Demised Premises which shall not be less, however, than the Rent to be paid for the last month under this Lease plus 50%.

     20. QUIET ENJOYMENT: If and so long as the Tenant pays the Rent reserved by this Lease and performs and observes all covenants and provisions hereof, Tenant shall quietly enjoy the Demised Premises, subject however, to the terms of this Lease, and Landlord will warrant and defend the Tenant in the quite enjoyment and peaceful possession of the Demised Premises throughout the Term of this Lease.

     21. WAIVER of COVENANTS: It is agreed that the waiving of any of the covenants of this Lease Agreement by either party shall be limited to each particular instance and shall not be deemed to waive any, other or fwther breach of such covenant or any other provision herein contained in the lease.

     22. RIGHTS of SUCCESSORS and ASSIGNS: The covenants and agreements contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto

                                       11
                                                                  /s/   RL    RH

                          LEASE of 2770, 2780 to SYTRON

and upon their respective successors in interest, legal representatives and permitted assigns, except as expressly otherwise herein before provided.

     23. TIME: Time is of the essence of this Lease, and every term, covenant and condition herein contained.

     24. RECORDING: Either party to this Lease may record this Lease or a summary thereof, in the records of the office of The Clerk and Recorder of the County of Boulder, State of Colorado with the prior written consent of the other party. It is the Tenants responsibility to obtain and execute a release of any recorded documents as a prerequisite to the return by Landlord of Tenants security and/or damage deposit/s.

     25. NOTICES: All notices required to be given or desired to be given hereunder shall be in writing and shall be deemed duly served for all purposes by being mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:


          Landlord:

                           Robert Law, Trustee
                           Robert Law Family Trust
                           1045 Emerald
                           Broomfield, Colorado 80020


          Tenant:
                           Sytron, Inc.
                           2770 Industrial Lane
                           Broomfield, Co.
                           80020


     26. CONDITION of the PREMISES: Tenant accepts the Demised Premises in its condition as of the date of occupancy in accordance with the terms hereof. Tenant agrees that if during said Term the Tenant shall change the usual method of conducting Tenants business on the Demised Premises, or should Tenant install thereon or th4rein any new facilities, Tenant shall at the cost and expense of the Tenant, make any and all alterations or improvements in or to the Demised Premises which may be required by reason of any federal or state law or by any municipal ordinance or regulation applicable thereto.




                                       12
                                                                 /S/    RL    RH

                          LEASE of 2770, 2780 to SYTRON

     27. EMINENT DOMAIN: In the event the Demised Premises or any part thereof, shall be taken under the power of eminent domain by any public or quasi-public authority, the rights and duties of the parties hereto with respect to this Lease in and to the aggregate award for such taking shall be as follows:

          a. If the entire Demised Premises is taken, this Lease shall terminate and expire as of the date of such taking, and Tenant thereupon shall be released from any liability thereafter accruing hereunder, and all awards shall be sought and received by the tenant and landlord separately according to their respective interests.

          b. If only parts of the Demised Premises is taken, and, if in the reasonable judgment of the Tenant, the part remaining is of such shape or size as to prevent its being reasonably used by Tenant for the purposes for which the Demised Premises were being used at the time of such taking, this Lease shall terminate with the same effect as the total taking, and all awards shall be sought and received by the tenant and landlord separately according to their respective interests.

          c. If only part of the Demised Premises is taken, and, if in the reasonable judgment of the Tenant and Landlord, the part remaining is of such size and shape as to permit its being reasonably used by Tenant for the purpose for which the Demised Premises were being used at the time of such taking, this Lease shall continue in full force and effect as to the said remaining portion, but the rent shall be reduced equitably in proportion to the amount of the Demised Premised lost by the taking and all awards shall be sought and received by the tenant and landlord separately according to their respective interests.

     28. SUBORDINATION of LEASE to MORTGAGE: This Lease is made with the understanding that the Landlord may, from time to time, desire to encumber Landlord's interest in the Property of which the Demised Premises is a part with a mortgage, deed of trust, or similar security interest ("the Mortgage"), and may desire, in connection with the execution of such Mortgage to cause this Lease to be made subordinate in lien, dignity, priority and claim to the lien or liens of the Mortgage. Tenant therefore, covenants and agrees with Landlord that Tenant will, from time to time, at the request of Landlord execute an instrument or instruments in such form as may be reasonably required by Landlord or by the mortgagee of any such Mortgage, which instrument or instruments will be executed in such fashion as to entitle


                                       13
                                                                 /s/    RL    RH

                          LEASE of 2770, 2780 to SYTRON

it to recording, and will subordinate this Lease and the rights of the Tenant hereunder to the lien, priority and dignity of such Mortgage.

     29. ESTOPPEL CERTIFICATE: Tenant shall, after twenty(20) days prior written notice by Landlord execute, acknowledge, and deliver to Landlord a written statement certifying that this Lease continues unmodified and in full force and effect (or if there have been modifications, that this Lease continues in full force and effect as modified and stating the modifications); the dates to which the Rent and the additional rent have been paid and stating whether Landlord and/or Tenant is in default in performing any covenant of this Lease, and should Landlord or Tenant be in default, specifying each and every such default. It being intended that any such statement delivered pursuant to this paragraph may be relied on by Landlord or any prospective purchaser or mortgagee of the fee interest or any assignee of any mortgagee. Tenant's failure to execute and deliver to Landlord the above described certification within the time specified shall be deemed the equivalent of the delivery of the certification by Tenant to Landlord to the effect that the Lease is in effect and continues unmodified.

     30. INTEGRATION: This agreement contains the entire agreement of the parties. This agreement supersedes any prior written or oral agreements or representations of the parties and all such prior written agreements or representations are merged into this agreement. This agreement shall be controlled by Colorado law.

     31. STORAGE of HAZARDOUS MATERIAL: Tenant shall indemnify and hold Landlord harmless from and against all claims, liabilities, damages or losses that Landlord may incur, directly, or indirectly, arising from Tenant's (or its agents, employees or business associates) transportation, storage, use or other handling of any harmful or hazardous or potentially harmful or hazardous materials on the Demised Premises or in the surrounding area. Such indemnity shall include without limitation, liability of any nature to Landlord whether arising from damage to the Demised Premises the Building othe4 tenants or persons, or property located in the Building or in the surrounding area.

     Further, upon demand tenant shall give Landlord a complete list of all hazardous material stored or used on the Demised Premises within 10 working days of written demand.


                                       14
                                                                 /s/    RL    RH

                          LEASE of 2770, 2780 to SYTRON

     32. MOVING TENANT OPTION: In the event that the lessor has the opportunity to rent the premises to a long term tenant, he has the option of moving this tenant to an equivalent space with a dock high door and a equal number of doors.

          33. DAMAGE DEPOSIT: Tenant shall pay a damage deposit, as outlined below, in the amount equal to one month's rent.

         2770 Industrial Lane              $7,750 has been paid

         2780 Industrial Lane              $1,000 on 6/30/98

                                           $1,000   on        811/98
                                           $1,000   on        9/1/98
                                           $2,000   on       10/1/98
                                           $2,000   on       11/1/98
                                           $1,100   on       12/1/98
                         Total             $8,100

This damage deposit will be refunded if the premises is returned to the Landlord in good condition according to the terms of this lease. The damage deposit will not be used as the last month's rent.

     34. OPTION of TENANT to RENEW LEASE: Tenant is hereby given one 5 year option to renew the Term of this Lease upon expiration of the initial Term hereof (said renewal period being hereinafter sometimes referred to as the "Renewal Period") provided that this Lease shall be in full force and effect, that tenant has been on time and current with rent payments for eighteen months prior to the renewing of the lease, and that no other violations of lease have occurred for eighteen months prior to the renewing of the lease. If Tenant desires to exercise the option herein granted to renew the Lease for the Renewal Period, Tenant shall give Landlord written notice of its intention to do so on or before ninety (90) days prior to the expiration of this Lease. The Renewal Period shall be on the same terms, covenants and conditions as in this Lease provided, except that: (a) there shall be no provision for the renewal of the Term of this Lease beyond the renewal period set forth herein, and the monthly rental shall be mutually agreed to by the parties hereto on or before 180 days prior to the then existing lease expiration date.

     35. EXPIRATION OF OFFER: This offer to lease 2770, 2780 Industrial Lane is expressly subject to and conditioned upon tenant being current and in full compliance with previous lease dated August 8th 1996 and said offer expires on and is void on June 30th 1998 at 12:00 Noon. Time is of the essence.

                                       15
                                                                 /s/    RL    RH

                          LEASE of 2770, 2780 to SYTRON

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


LANDLORD:                                        TENANT:

Robert Law Family Trust                          Sytron Inc.


By                                               By
   -------------------------                        ----------------------------
          Trustee                                   an Authorized agent of

                                                    Sytron Inc.


                                       16
                                                                         /s/  RH

                                    10/29/98


            ADDENDUM #1 TO THE LEASE BETWEEN ROBERT LAW FAMILY TRUST
                      AND SYTRON INC. SIGNED JUNE 13, 1998




     STATEMENT: The purpose of this addendum is to change the amount of space rented by Sytron Inc. (Tenant) from 35,040sf back to the original 17,040sf. This Addendum was requested by Sytron Inc. (x 5.40 divided by 12 = 7668/mo till 2-1-99.

     This addendum to the current lease dated June 13th 1996 between Sytron (the Tenant) and Robert Law Family Trust (the Landlord) for the space whose address is 2770 and 2780 Industrial Lane. This addendum takes precedence over any conflicting language in the lease.

1. Sytron will pay the commission incurred with the COLORADO GROUP when the Landlord and Tenant signed the current lease on 2780 Industrial Lane space. The Landlord is in the process of paying this to THE COLORADO GROUP & have paid them $5000.00 so far. This $5000.00 will be reimbursed to the landlord. This $5,000.00 will not come out of the damage deposit. The Landlord also requires a letter from THE COLORADO GROUP stating that all obligations to them have been satisfied. This will be done by 12/1/98.

2. The Landlord lowered the rent to the Tenant to $4050/mo for the first three months in consideration of Tenants signing a five year lease. This $12,150 will be paid to the landlord at the rate of $1,012.50 a month for 12 months starting on 2/1/99. This money will not come out of the damage deposit.

3. In 2780 Industrial Lane, Sytron is to frame in the hole between the two offices.

     Sytron is to frame, sheetrock(with 5/8x sheetrock), and tape the doorway above the offices between 2780 Industrial Lane and 2770 Industrial Lane. The man door between 2770 Industrial Lane & 2780 Industrial Lane on the ground floor needs a 1 hour fire rated door that is lockable from both sides.

     The double doors between the two spaces Sytron will either repair to original condition or drywall up. This decision will be the Landlords.

     Sytron is to install a high quality 36" steel door frame, & 36" steel door with panic bar hardware in the



                                                                   /s/  RL    RL
hole cut into the back exterior wall of 2770  Industrial  Lane.

     All of section 3 will be done by 12/1/98 except the double dotra which will be done by 12/31/98. If section 3 is not completed in a quality manor by 12/1/98 Landlord will have it done and take the cost out of the damage deposit of 2780.

4. Sytron's lease of 2780 Industrial Lane will expire on 1/31/99, but Sytron will have the space vacated and ready to rent by 12/31/98. The Landlord has the option to rent the space at any time after 12/31/98. Re-renting and showings will begin immediately. The damage deposit will not be used for any rent.

5. 2780 Industrial Lane will be vacated on 12/31/98 in as clean & as rentable condition as it was when Sytron moved in, otherwise the landlord will fix it up and take the cost out of the damage deposit.

6. If returned in good condition as stated in item 5, Landlord will credit any damage deposit Sytron paid in. The damage deposit payments for 2780 Industrial Lane will continue to be paid until December 31, 1998.

7. Section 10 of the lease will read as follows:

          10. ALTERATIONS TO THE PREMISES: Tenant shall have the right, at its sole expense, to make changes or alterations to the Demised Premises; subject to the Landlord's prior witten consent and provided, however, that in all cases any such changes or alterations shall be made subject to the following conditions, which the Tenant agrees to observe and perform:

          a. No Structural Changes: No change or alteration shall at any time be made which shall impair the structural integrity or soundness or diminish the value of the Building or the Demised Premises or disturb or interfere with the quiet enjoyment of any other tenants or lessees of the Building.


          b. Notice to Landlord: Tenant shall give the Landlord at least seven fl days prior written notice of any proposed alteration end shall fully cooperate with Landlord in either (i) notifying proposed contractors of the landlord's non-liability therefor and, or (ii) posting

                                                                /s/     RL    RL
     notice of non-liability in a conspicuous place on the Demised Premises in accordance with Colorado law.

          c. Consent of Landlord: No changes or alteration shall be made involving an expenditure in excess of $500.00 without the prior written consent of the Landlord.

          d. Permits: No change or alteration 9hall be undertaken on the Demised Premises until Tenant shall have procured and paid for all required municipal and other governmental permits and authorizations of the various municipal departments end governmental subdivisions having jurisdiction. All plans and specifications relating to any changes or alterations shall be submitted to the Landlord for its approval.

          e. Complianbe With The Law: All work done in connection with any changes or alterations shall be done in a good and workmanlike manner and in compliance with all applicable building and zoning laws, and with other laws, ordinances, orders, wigs, regulations, end requirements of all federal, state, and municipal governments and the appropriate departments, boards and officers thereof.

          f. Insurance: At all times when any change or alterations are in progress, there shall be maintained at tenants sole expense, adequate Workers Compensation Insurance in accordance with the law or laws now or hereafter enacted governing all persons employed in connection with the contemplated change or alteration and general liability insurance for the mutual benefit of Landlord and Tenant, expressly covering the additional hazards due to the change or alterations in amounts reasonably prudent by industry standards for similar construction projects in the vicinity.

          g. Security Against Liens: Prior to the construction of any improvements, the repair or restoration of any improvements, or any work to be done upon the Demised Premises, Tenant shall furnish to the Landlord a bond of insurance protecting Landlord against mechanics' and materialmen's liens in an amount equal to the work which is to be performed at the Demised Premises, together with a performance and completion bond in an amount equal to the proposed cost of any improvements and labor. Landlord retains the right at any time and from time to time to enter upon the Demised Premises in order to inspect the progress of any alterations being made thereto by tenant and to post any signs or notices disclsiming the Landlord's responsibility or liability for the payment of any mechanics' or materialmen's fees, or the furnishing of any labor or

                                                                  /s/   RL    RL
     services to the Demised Premises. Tenant shall not permit any party to file any lien or claim against Landlord or its interest in the Demised Premises on account of any such improvements or alteratIon for work done or supplies furnished to the Demised Premises at the Insistence of the Tenant. In the event a lien or claim is filed against the Demised Premises, Tenant shall immediately cure and pay the amount of such lien or claim (including any costs) or in good faith diligently pursue the defense of any such lien or claim provided that Tenant shall first post with the Landlord adequate security (in the landlord's sole judgment) covering 125 percent of the amount of such lien or claim or, in the alternative, post a bond with the appropriate court in compliance with the Colorado law then in existence to cause the removal of the lien from such property.

          h. Failure on the part of the tenant to comply with any or all of the above mentioned conditions shall be deemed to be a material breech of this lease.

          i. A penalty of $500 will be assessed for every violation of the above section 10 or any other infraction of this lease by the Tenant that the Landlord deems minor enough to not cancel the lease over.

8. The price per square foot will change to $5.70/sf/yr on 2/1/99. Therefore the monthly rent on 17,040 SF (2770 Industrial Lane) will be $8,094.00.

9. Tenant and Landlord mutually agree that failure to comply with any of the terms or conditions of this addendum will be deemed to be a breach of the entire lease on the part of the tenant.

Signing this document will signify Sytron's acceptance of these additions and changes to the lease.


LANDLORD:                                       TENANT:

Robert Law Family Trust                         Sytron Inc.


By  /s/                                         /s/
    ----------------------------                --------------------------------
           Trustee                              an Authorized Agent of
                                                      Sytron Inc.